Business Combinations (Tables)	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Schedule of Acquisition Consideration	The following table details the acquisition consideration:
USD in thousands

Cash paid	$1,404
Payables for acquisition(a)	210

Total acquisition cost	1,614
(a)	The acquisition consideration totaled $1,654 thousand, of which an amount of $1,404 thousand was paid at closing, and the balance of $250 thousand was paid in March 2022. The fair value of such deferred consideration was estimated at $210 as of the date of acquisition.
The following table details the total acquisition consideration as of the Acquisition Date:
USD in thousands

Cash paid at closing	$95,000
Contingent consideration liability (a)	21,705
Deferred consideration (b)	13,788
Settlement of preexisting relationship (c)	(3,786)

Total acquisition cost	126,707

Schedule of Fair Value of the Identifiable Assets and Liabilities on the Acquisition Date	The fair value of the identifiable assets and liabilities on the acquisition date:
USD in thousands

Inventories	184
Property, plant and equipment	82
Intangible assets (a)	962
1,228

Other current liability	(30)

Net identifiable assets	1,198
Goodwill arising on acquisition (b)	416

Total acquisition cost	1,614
(a)	The intangible assets represent the value of the FDA license for the plasma collection facility at fair value (Level 3) at the acquisition date, based on the Greenfield Method. Under such method, the subject intangible asset is valued using a hypothetical cashflow scenario of developing an operating business in an entity that at inception only holds the subject intangible asset. In measuring the FDA license for the plasma collection facility, the Company used an appropriate discount rate of 19%.
(b)	The goodwill arising as part of the acquisition is attributed to the expected benefits from the synergies of the combination of the Company’s activities and those of the acquired plasma collection facility.

The following tables details the fair value of the identifiable assets and liabilities on the Acquisition Date:
Fair value USD in thousands

Inventory(a)	22,849
Intangible assets(b)	121,174
Assumed liability(c)	(47,213)
Net identifiable assets	98,810

Goodwill arising on acquisition(d)	29,897

Total acquisition cost	126,707

Schedule of Intangible Assets	The following table details the intangible assets identified
Fair value USD in thousands

Customer Relations (1)	33,514
Intellectual property (2)	79,141
Assumed contract manufacturing agreement (3)	8,519
Total Intangible assets	121,174
(1)	Customer Relations represents its fair value (Level 3) at the Acquisition Date, based on a Multi Period Excess Earnings Method (“MPEEM”). In measuring the Customer Relations, the Company used an appropriate risk-adjusted discount rate of 11% and churn rate of 5%.
(2)	Intellectual property represents its fair value (Level 3) at the Acquisition Date, based on a Relief from Royalties (“RFRM”) Method. In measuring the Intellectual property, the Company used an appropriate risk-adjusted discount rate of 11% and Royalties rate of 15.2%.
(3)	Assumed contact manufacturing agreement represents its fair value (Level 3) at the Acquisition Date, based on With and Without method. Under the With and Without method the value of an intangible asset is calculated by comparing the cash-flow in a situation where the valued asset is part of the business versus the cash-flow in situation where the asset is not part of the business. The Company used an appropriate risk-adjusted discount rate of 11%.